UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________

Form 8-K
______________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): March 31, 2016

Xenon Pharmaceuticals Inc.
(Exact Name of Registrant as Specified in Charter)

Canada	001-36687	98-0661854
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

200-3650 Gilmore Way Burnaby, British Columbia V5G 4W8 Canada
(Address of principal executive offices including zip code)

(604) 484-3300
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On March 31, 2016, Xenon Pharmaceuticals Inc. (the “Company”) issued a press release providing the development status of its and its collaborators’ product candidates, including an update to the anticipated timing of results from Teva Pharmaceutical Industries Ltd.’s (“Teva”) ongoing randomized, double-blind, placebo-controlled Phase 2b clinical trial for TV-45070 in patients with post-herpetic neuralgia. Previously, Teva had anticipated results from this trial in the second half of 2016. In February 2016, Teva updated the clinicaltrials.gov website to indicate that the anticipated completion of the ongoing Phase 2b clinical trial is now expected in the first half of 2017.  The Company became aware of this update on March 29, 2016 and, after confirming the accuracy of the adjusted timeline with Teva, issued a press release, a copy of which is attached hereto as Exhibit 99.1 and which is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.
Exhibit Number	Description
99.1	Press release dated March 31, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Xenon Pharmaceuticals Inc.

Date: March 31, 2016	By:	/s/ Ian Mortimer
Ian Mortimer
Chief Financial Officer and Chief Operating Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated March 31, 2016